Exhibit 99.CERT
                                                                 ---------------

                 CERTIFICATION PURSUANT TO RULE 30A-2 UNDER THE
                INVESTMENT COMPANY ACT OF 1940 (17 CFR 270.30A-2)

         I, Jean Bernhard Buttner, Chairman and President of Value Line Cash Fund, Inc., certify that:

1.       I have reviewed this report on Form N-Q of Value Line Cash Fund, Inc.:

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the schedule of investments included in this report, fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have;

         (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         (b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation: and

5. The registrant's other certifying officer and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                                                                 Exhibit 99.CERT
                                                                 ---------------


         (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

         (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date:  11-12-2004
       -----------------


                                              By: /s/ Jean Bernhard Buttner
                                                  ------------------------------
                                                      Jean Bernhard Buttner
                                                      Chairman and President
                                                  The Value Line Cash Fund, Inc.

                                                                 Exhibit 99.CERT
                                                                 ---------------


                 CERTIFICATION PURSUANT TO RULE 30A-2 UNDER THE
                INVESTMENT COMPANY ACT OF 1940 (17 CFR 270.30A-2)


         I, David T.Henigson, Vice President and Secretary/Treasurer of Value Line Cash Fund, Inc., certify that:

1.       I have reviewed this report on Form N-Q of Value Line Cash Fund, Inc.:

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the schedule of investments included in this report, fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have;

         (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         (b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation: and


5. The registrant's other certifying officer and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                                                                 Exhibit 99.CERT
                                                                 ---------------


         (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

         (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date:  11-12-2004
       -----------------


                                          By: /s/ David T. Henigson
                                                  ------------------------------
                                                  David T. Henigson
                                          Vice President and Secretary/Treasurer
                                              The Value Line Cash Fund, Inc.